

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998

                                                      REGISTRATION NO. 333-37235
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                         POST EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
             DELAWARE                             3674                           23-172-2724
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                             AMKOR TECHNOLOGY, INC.
                             1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               FRANK J. MARCUCCI
                            CHIEF FINANCIAL OFFICER
                             AMKOR TECHNOLOGY, INC.
                             1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   Copies to:

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
                 LARRY W. SONSINI, ESQ.                                     ALAN L. BELLER, ESQ.
                DONNA M. PETKANICS, ESQ.                                      YONG G. LEE, ESQ.
                 BRUCE M. MCNAMARA, ESQ.                             CLEARY, GOTTLIEB, STEEN & HAMILTON
            WILSON SONSINI GOODRICH & ROSATI                                  ONE LIBERTY PLAZA
                PROFESSIONAL CORPORATION                                     NEW YORK, NY 10006
                   650 PAGE MILL ROAD                                          (212) 225-2000
                   PALO ALTO, CA 94304
                     (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
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

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULE

     (a) Exhibits


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
    10.21 Amendment to Technical Assistance Agreement dated as of September 29, 1997 between Texas Instruments Incorporated and Anam Industrial Co., Ltd. and related portions of Technical Assistance Agreement dated as of January 28, 1997.+
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---------------


 + Confidential Treatment requested as to certain portions of this exhibit.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West
Chester, State of Pennsylvania, on the 30th day of April 1998.


                                          AMKOR TECHNOLOGY, INC.

                                          By:       /s/ JAMES J. KIM

                                            ------------------------------------
                                                        James J. Kim
                                                  Chief Executive Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT ON FORM S-1 HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN
THE CAPACITIES AND ON THE DATES INDICATED.


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
                     SIGNATURE                                       TITLE                        DATE
                     ---------                                       -----                        ----

                 /s/ JAMES J. KIM                      Chief Executive Officer and           April 30, 1998
---------------------------------------------------      Chairman
                   James J. Kim

                         *                             Chief Financial Officer and           April 30, 1998
---------------------------------------------------      Secretary (Principal Financial
                 Frank J. Marcucci                       and Accounting Officer)

                         *                             President and Director                April 30, 1998
---------------------------------------------------
                  John N. Boruch

                         *                             Director                              April 30, 1998
---------------------------------------------------
                 Thomas D. George

                         *                             Director                              April 30, 1998
---------------------------------------------------
                Gregory K. Hinckley

                * /s/ JAMES J. KIM
---------------------------------------------------
                   James J. Kim
                 Attorney-in-fact
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


                               INDEX TO EXHIBITS



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
                      EXHIBIT
                      NUMBER                                      DESCRIPTION
---------------------------------------------------    ----------------------------------
                       10.21                           Amendment to Technical Assistance
                                                         Agreement dated as of September
                                                         29, 1997 between Texas
                                                         Instruments Incorporated and
                                                         Anam Industrial Co., Ltd. and
                                                         related portions of Technical
                                                         Assistance Agreement dated as of
                                                         January 28, 1997.+


---------------


 + Confidential Treatment requested as to certain portions of this exhibit.